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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 9, 2004

                            EURONET WORLDWIDE, INC.
            (Exact name of registrant as specified in its charter)

       Delaware                      0-22167                 74-2806888
    (State or other                (Commission            (I.R.S. Employer
    jurisdiction of                File Number)          Identification No.)
     incorporation)

                            4601 College Boulevard
                             Leawood, Kansas 66211
               (Address of principal executive office)(Zip Code)

                                (913) 327-4200
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01  Regulation FD Disclosure

           On December 9, 2004, the Company issued a press release confirming previously announced financial guidance for the fourth quarter of the 2004 fiscal year. A copy of the press release confirming such guidance is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release, dated December 9, 2004, issued by Euronet Worldwide, Inc.







                                 Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EURONET WORLDWIDE, INC.


                                    By:  /s/ Daniel R. Henry
                                        ----------------------------------
                                        Daniel R. Henry
                                        Chief Operating Officer

Date:  December 9, 2004.